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                                                                   EXHIBIT 99.2

                           ARCH COMMUNICATIONS, INC.

                                EXCHANGE OFFER
                              TO HOLDERS OF THEIR
                         12 3/4% SENIOR NOTES DUE 2007

                         NOTICE OF GUARANTEED DELIVERY

  As set forth in the Prospectus dated October , 1998 (the "Prospectus") of Arch Communications, Inc. ("Arch" or the "Issuer") under "The Exchange Offer-- Procedures for Tendering" and in the Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") by the Issuer to exchange up to $1,000 in principal amount of its 12 3/4% Senior Notes due 2007 issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Private Notes"), for $1,000 in principal amount of its 12 3/4% Senior Notes due 2007 (the "Exchange Notes"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer of the Issuer if: (i) certificates for the Private Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

TO: U.S. BANK TRUST NATIONAL ASSOCIATION (the "Exchange Agent")

                                 By Facsimile:
                                (651) 244-5011
                            Attention: Flora Gomez

                             Confirm by telephone:
                                (651) 244-8161

                       By Registered or Certified Mail:
                     U.S. Bank Trust National Association
                              180 East 5th Street
                           St. Paul, Minnesota 55101
                     Attn: Specialized Finance Department

                          By Hand/Overnight Courier:
                     U.S. Bank Trust National Association
                              180 East 5th Street
                           St. Paul, Minnesota 55101
                     Attn: Specialized Finance Department

             DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
            AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO
              A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET FORTH
                  ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Private Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.


                                                       Sign Here

 Principal Amount of Private Notes
 Tendered ____________________________

                                         Signature(s) _____________________

 Certificate Nos. (if available) _____   __________________________________


 Total Principal Amount Represented      Please Print the Following
  by Private Notes Certificate(s) ____   Information


 Account Number ______________________   Name(s) __________________________
                                         __________________________________


 Dated:_________________________, 1998
                                         Address __________________________
                                         __________________________________


                                         Area Code and Tel. No(s). ________
                                         __________________________________

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                                   GUARANTEE

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

                                        Name of Firm

                                        Authorized Signature

                                        Number and Street or P.O. Box

                                        City     State  Zip  Code

                                        Area Code and Tel. No.

Dated: ________, 1998

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